Q4 EARNINGS PRESENTATION December 16, 2014 Exhibit 99.2

NYSE: NAV
Q4 2014 Earnings – 12/16/2014
Safe Harbor Statement
Information provided and statements contained in this report that are not purely historical are forward-
looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended,
Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation
Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the
Company assumes no obligation to update the information included in this report. Such forward-
looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,”
“expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and
Exchange Commission, including our annual report on Form 10-K for the fiscal year ended October 31,
2014. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

NYSE: NAV
Q4 2014 Earnings – 12/16/2014
Other Cautionary Notes
The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
Certain non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance. It also excludes financial services and other items that may not be related to the core manufacturing business or underlying results. Management often uses this information to assess and measure the underlying performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results. The non-GAAP numbers are reconciled to the most appropriate GAAP number in the appendix of this presentation.

NYSE: NAV 4 TH QUARTER 2014 RESULTS Troy Clarke, President & CEO

NYSE: NAV
Q4 2014 Earnings – 12/16/2014
Our New Leadership Team
Walter Borst
Executive Vice
President and
Chief Financial
Officer
Bill Kozek
President,
Truck & Parts
Troy Clarke
President and
Chief Executive
Officer
Persio Lisboa
President,
Operations

6 NYSE: NAV Q4 2014 Earnings – 12/16/2014 Agenda Overview Troy Clarke Financial Results Walter Borst Summary Troy Clarke

NYSE: NAV
Q4 2014 Earnings – 12/16/2014
• Hit Q4 adjusted EBITDA guidance
• Truck sales up quarter-over-quarter
• Declining warranty spend
• Over-performed on structural cost savings target
• Over-achieved on manufacturing cost improvements
• Realized significant material cost savings
• Challenging economy in Brazil
• Maintained strong cash balances
4th Quarter Summary

NYSE: NAV
Q4 2014 Earnings – 12/16/2014
• Strong Class 6-8 truck and bus industry
• Rebuilding sales and market share: one of our highest priorities
• Making progress towards exiting 2015 at our 8-10% adjusted EBITDA margin goal
4th Quarter Summary

NYSE: NAV FINANCIAL RESULTS Walter Borst, Executive Vice President & CFO

NYSE: NAV
Q4 2014 Earnings – 12/16/2014
Income Statement Summary
Note: This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
(A)   Amounts attributable to Navistar International Corporation.
$ in millions, except per share
Quarters Ended
October 31
2014 2013
Traditional Chargeouts
16,800
13,700
Sales and Revenues $3,008 $2,751
EBITDA $66 ($227)
Income (Loss) from Continuing Operations, Net of Tax
(A)
($72) ($153)
Diluted Loss Per Share from Continuing Operations
(A)
($0.88) ($1.90)

$150
$100
$50
$0
Q4 Guidance $115-$165M
$66
$10
($60)
$116
Q4 2014
Actual EBITDA
Pre-existing Warranty
Adjustment
One-time Items
Q4 2014
Adjusted EBITDA

NAVISTAR®

11
NYSE: NAV
Q4 2014 Earnings – 12/16/2014
Q4 2014 EBITDA
$ in millions
Note: This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
* Excluding pre-existing warranty and one-time items.

NYSE: NAV
Q4 2014 Earnings – 12/16/2014

NYSE: NAV
Q4 2014 Earnings – 12/16/2014
Q4 2014 Segment Results
Segment Results:
North America Truck ($55) ($355)
North America Parts
$143 $147
Global Operations ($33) ($6)
Financial Services
$26 $17
Quarters Ended
October 31
2014 2013
$ in millions

Manufacturing Revenue

$3,100
$2,850
$2,600
$2,350
$2,100
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

Structural Costs % Manufacturing Revenue

18%
16%
14%
12%
10%
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

Warranty Expense % Manufacturing Revenue

12%
9%
6%
3%
0%
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

Adjusted EBITDA Margin

4%
2%
0%
-2%
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

NAVISTAR®

13 NYSE: NAV Q4 2014 Earnings – 12/16/2014 Drive to Deliver Metrics (millions) 13 NYSE: NAV Q4 2014 Earnings – 12/16/2014

Q4 2014 Earnings – 12/16/2014
Q4 2014 Manufacturing Cash Update
$ in millions
*Guidance as provided on 9/3/2014   **Cash balance includes marketable
securities   ^ Excluding one-time items and pre-existing warranty   ^^Includes
incremental $91 million NFC intercompany loan
Note: This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
Guidance* Actual
Q3 2014 Manufacturing Cash Balance** $1,098 $1,098
Consolidated Adjusted EBITDA
^
$115 - $165 $116
Capex/Cash Interest/Pension & OPEB Funding ($170) - ($185) ($176)
Change in Net Working Capital/Debt
Payments/Other
($43) - $22 ($20)
Q4 2014 Manufacturing Cash Balance** $1,000-1,100 $1,018
^^

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$533
$582
$668
$762
$837
$1,189
$1,099
2008
2009
2010
2011
2012
2013
2014

NAVISTAR®

15
Q4 2014 Earnings – 12/16/2014
Historical Q1 Manufacturing Cash Levels
$ in millions
* Cash balance includes marketable securities.
** Excluding one-time items and pre-existing warranty
Note: This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
Turnaround Period

Q4 2014 Earnings – 12/16/2014

Q4 2014 Earnings – 12/16/2014
Guidance: Q1 2015 Manufacturing Cash
$ in millions
* Cash balance includes marketable securities.
** Excluding one-time items and pre-existing warranty
Note: This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
Q1 2015
Guidance
Q4 2014 Manufacturing Cash Balance* $1,018
Consolidated Adjusted EBITDA** $0 - $50
Capex/Cash Interest/Pension & OPEB Funding ($160) - ($170)
Change in Net Working Capital/Debt Payments/Other ($158) - ($98)
Q1 2015 Manufacturing Cash Balance*
$700 - $800

NYSE: NAV
Q4 2014 Earnings – 12/16/2014
Long-term EBITDA Goals
4 Pronged Action Plan to Improve EBITDA
Volume Material Structural Warranty
increase cost savings cost savings cost reductions
* As shown in the fourth  quarter earnings presentation  on 12/20/13
2014
Actual
2015 Exiting &
Long Term*
Class 6 - 8 Truck & Bus industry 342,100 325 - 350,000
Class 6 - 8 Truck & Bus combined market share
17.5%
22 - 24%
Material cost
Decreased
5% decrease
Structural cost savings
$311 million
< 10% of sales
Warranty expense
3.7%
4 ppt decrease
versus 7.7% in 2013
Exiting Adjusted EBITDA Margin
3.9%
8 – 10%

NYSE: NAV
Q4 2014 Earnings – 12/16/2014
•
In 2015, we expect:
•
Class 6 - 8 truck & bus industry of 350,000 to 380,000 units
•
Pension and OPEB expense flat to 2014
•
Pension cash contributions of $148 million
•
Capital expenditures of $150 million
•
Manufacturing interest expense down ~5%
Additional Insights into 2015

NYSE: NAV
Q4 2014 Earnings – 12/16/2014
•
2014 Accomplishments:
•
Grew revenue each consecutive quarter
•
Lowered break-even point by reducing structural costs and
warranty expense
•
Managed cash balances
•
Extended debt maturity profile
•
2015 exiting adjusted EBITDA goal of 8-10%: on track
Summing It Up

20 NYSE: NAV Q4 2014 Earnings – 12/16/2014 2015 Analyst Day February 4, 2015 World Headquarters 2701 Navistar Drive, Lisle, IL

NYSE: NAV APPENDIX

Dealer Floor Plan

NAVISTAR CAPITAL
a GE Capital program

NAVISTAR

NYSE: NAV
Q4 2014 Earnings – 12/16/2014
Navistar Financial Corporation
Highlights
• Financial Services Segment profit of $97 million for 2014, $26 million for Q4
• Total U.S. financing availability of $307 million as of October 31, 2014
• Financial Services Debt/Equity Leverage of 3.2:1
• Dealer funding facility issued November 2014 for $250 million
Retail Notes Bank Facility
• $840 million facility ($500 million
revolver and $340 million term
loan matures in December 2016)
– Funding for retail notes,
wholesale notes, retail accounts,
and dealer open accounts
• On balance sheet
• NFSC wholesale trust as of
October 2014
– $950 million funding facility
– Variable portion matures March
2015
– Term portions mature January
2015 and September 2015
• On balance sheet
• Broader product offering
• Enhanced ability to support large
fleets
• Better access to less expensive
capital

NYSE: NAV
Q4 2014 Earnings – 12/16/2014
Retail Market Share in Commercial Vehicle Segments
Class 6/7
Medium-Duty
Retail Market Share:
Q4 2014: 19%
Q3 2014: 20%
Class 8
Severe Service
Retail Market Share:
Q4 2014: 14%
Q3 2014: 15%
Class 8
Heavy
Retail Market Share:
Q4 2014: 15%
Q3 2014: 14%
Combined Class 8
Retail Market Share: Q4 2014: 15% / Q3 2014: 14%
School Bus
B/C/D
Retail Market Share (A) :
Q4 2014: 39%
Q3 2014: 31%
(A) The Company uses bus registration data from Polk to report U.S. and Canada School bus retail market deliveries.
Additionally, the School bus retail market deliveries include buses classified as B, C, and D and are being reported on a one-month lag.  These changes are reflected in all periods presented.
(B) Retail delivery market share for 2012 was updated to reflect the impact of excluding units related to discontinued
operations.
(C) Retail delivery market share includes CAT-branded units sold to Caterpillar under our North America supply agreement.
2014 2013 2012
Traditional Markets (U.S. and Canada)
School buses
(A)
35% 37% 41%
Class 6 and 7 medium trucks
(B)
21% 24% 32%
Class 8 heavy trucks 14% 12% 15%
Class 8 severe service trucks
(C)
16% 22% 29%
Total Traditional Markets 17% 18% 22%
Combined class 8 trucks 14% 15% 18%

Medium Truck Class 6/7
40%
35%
30%
25%
20%
15%
10%
5%
0%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014

Heavy Truck Class 8
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014

Severe Service Class 8
35%
30%
25%
20%
15%
10%
5%
0%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014

Class 8 Combined
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014

NYSE:NAV

NAVISTAR®

24
Q4 2014 Earnings – 12/16/2014
U.S. and Canada Class 6-8 Retail Market Share
Launched
DuraStar with
Cummins ISB
Launched
ProStar with
Cummins ISX
Launched
ProStar with
MaxxForce
13L with SCR
Launched
WorkStar with
MaxxForce
9/10 SCR
Launched
DuraStar with
MaxxForce
9/10 SCR

Q4 2014 Earnings – 12/16/2014

NYSE: NAV
Q4 2014 Earnings – 12/16/2014
Worldwide Truck Chargeouts
We define chargeouts as trucks that have been invoiced to customers. The units held in dealer inventory represent the principal difference between retail deliveries and chargeouts. This table summarizes our approximate worldwide chargeouts from our continuing operations.
We define our “traditional” markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck. Our “traditional” markets include
CAT-branded units sold to Caterpillar under our North America supply agreement.
Three Months Ended
Oct 31,
%
Change
Years Ended
Oct 31,
%
Change (in units) 2014

2013

Change
2014

2013
Change
Traditional Markets (U.S. and
Canada)
School buses .........................................
3,100
2,300
800
35%
10,800
9,500
1,300
14%
Class 6 and 7 medium trucks .............
3,800
2,700
1,100
41%
16,000
14,700
1,300
9%
Class 8 heavy trucks ............................
7,400
6,100
1,300
21%
26,000
21,100
4,900
23%
Class 8 severe service trucks..............
2,500
2,600
(100) (4) %
8,700
9,800
(1,100) (11)%
Total Traditional markets ........................
16,800
13,700
3,100
23%
61,500
55,100
6,400
12%
Military vehicles ..................................
-
- - 0%
100
800
(700) (88)%
Expansion markets
(A)
...........................
8,600
8,100
500 6%
28,400
28,500
(100) (0)%
Total worldwide units
(B)
............................
25,400
21,800
3,600
17%
90,000
84,400
5,600
7%
Combined Class 8 trucks ....................
9,900
8,700
1.200
14%
34,700
30,900
3,800
12%
(A) Includes: chargeouts related to Blue Diamond Truck ("BDT") of 3,400 units and 3,200 units during the three months ended October 31, 2014 and 2013, respectively, and 11,000 and 9,900 units during the fiscal years 2014 and 2013.
(B) Excludes: All RV towable units which were related to the Bison Coach trailer business sold in October 2013 and (ii) all units related to Monaco and WCC, both of which have been classified as discontinued operations. There were no units related to RV towables, Monaco, or WCC in 2014.

NYSE: NAV
Q4 2014 Earnings – 12/16/2014
Three Months Ended
Oct 31,

%
Change
Years Ended
Oct 31,

%
Change (in units) 2014

2013

Change
2014

2013

Change
OEM sales-South America...........................
22,600
28,800  (6,200) (22)%
89,100
116,200  (27,100) (23)%
Intercompany sales .................................. 8,800
  13,400
(4,600) (34)%
37,900
59,900
(22,000) (37)%
Other OEM sales .....................................
3,400
2,500
900
36%
11,700
9,300
2,400
26%
Total sales .........................................
34,800
44,700
(9,900) (22)%
138,700
185,400
(46,700) (25)%
Worldwide Engine Shipments
Engine Shipments

12,000
10,000
8,000
6,000
4,000
2,000
-
10/31/05
12/31/05
2/28/06
4/29/06
6/30/06
8/31/06
10/31/06
12/31/06
2/28/07
4/30/07
6/30/07
8/31/07
10/31/07
12/31/07
2/29/08
4/30/08
6/30/08
8/31/08
10/31/08
12/31/08
2/28/09
4/30/09
6/30/09
8/31/09
10/31/09
12/31/09
2/28/10
4/30/10
6/30/10
8/31/10
10/31/10
12/31/10
2/28/11
4/30/11
6/30/11
8/31/11
10/31/11
12/31/11
2/29/12
4/30/12
6/30/12
8/31/12
10/31/12
12/31/12
2/28/13
4/30/13
6/30/13
8/31/13
10/31/13
12/31/13
2/28/14
4/30/14
6/30/14
8/31/14
10/31/14

NAVISTAR®

27 NYSE: NAV Q4 2014 Earnings – 12/16/2014 U.S. and Canada Dealer Stock Inventory* *Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include U.S. IC Bus.

NYSE: NAV
Q4 2014 Earnings – 12/16/2014
Frequently Asked Questions
Q1: What is included in Corporate and Eliminations?
A: The primary drivers of Corporate and Eliminations are Corporate SG&A, pension and OPEB expense (excluding amounts allocated to the segments), annual incentive, manufacturing interest expense, and the elimination of intercompany sales and profit between segments.
Q2: What is included in your equity in loss of non-consolidated affiliates?
A: Equity in loss of non-consolidated affiliates is derived from our ownership interests in partially-owned affiliates that are not consolidated.
Q3: What is your net income attributable to non-controlling interests?
A: Net income attributable to non-controlling interests is the result of the consolidation of subsidiaries in which we do not own 100%, and is primarily comprised of Ford's non-controlling interest in our Blue Diamond Parts joint venture.
Q4: What are your expected 2015 and beyond pension funding requirements?
A: Future contributions are dependent upon a number of factors, principally the changes in values of plan assets, changes in interest rates and the impact of any funding relief currently under consideration. In 2014, we contributed $164 million to meet the minimum required contributions for all plans. In August 2014, the Highway and Transportation Funding Act of 2014, which included an extension of the pension funding interest rate relief, was signed into law.  As a result, we lowered our funding expectations. We expect to contribute $148 million to our pension plans during 2015.  We currently expect that from 2016 through 2017, the
Company will be required to contribute at least $100 million per year to the plans, depending on asset performance and discount rates.

NYSE: NAV
Q4 2014 Earnings – 12/16/2014
Frequently Asked Questions
Q5: What is your expectation for future cash tax payments?
A: Our cash tax payments are expect to remain low in 2015 and will gradually increase as we utilize available net operating losses
(NOLs) and tax credits in future years.
Q6: What is the current balance of net operating losses as compared to other deferred tax assets?
A: As of October 31, 2014 the Company has deferred tax assets for U.S. federal NOLs valued at $870 million, state NOLs valued at
$144 million, and foreign NOLs valued at $199 million, for a total undiscounted cash value of $1,213 million. In addition to NOLs, the Company has deferred tax assets for accumulated tax credits of $256 million and other deferred tax assets of $1.9 billion resulting in net deferred tax assets before valuation allowances of approximately $3.4 billion. Of this amount, $3.2 billion is subject to a valuation allowance at the end of FY2014.
Q7: How does your FY 2014 Class 8 industry outlook compare to ACT Research?
A:
U.S. and Canadian Class 8 Truck Sales
Reconciliation to ACT - Retail Sales 2014
ACT* 257,700
CY to FY adjustment (10,418)
Total (ACT comparable Class 8 to Navistar) 247,282
Navistar Industry Retail Deliveries Combined Class 8 Trucks 235,000 240,000
Navistar difference from ACT 12,282 7,282
*Source: ACT N.A. Commercial Vehicle Outlook - November 2014
5.0% 2.9%
Reconciliation to ACT - Retail Sales 2015
ACT* 287,700
CY to FY adjustment (77)
Total (ACT comparable Class 8 to Navistar) 287,623
Navistar Industry Retail Deliveries Combined Class 8 Trucks 250,000 280,000
Navistar difference from ACT 37,623 7,623
*Source: ACT N.A. Commercial Vehicle Outlook - November 2014
13.1% 2.7%

NYSE: NAV
Q4 2014 Earnings – 12/16/2014
Frequently Asked Questions
Q8: What is your manufacturing interest expense for Fiscal Year 2015?
A: Manufacturing interest for 2015 is forecasted to be down approximately 5% compared to 2014. For reference, interest expense was
$243 million and $251 million for FY 2014 and 2013, respectively.
Q9: What should we assume for capital expenditures in Fiscal Year 2014?
A: Capital expenditures for 2015 is forecasted to be around $150 million. In comparison, capital expenditures were $88 million and
$167 million for FY 2014 and 2013, respectively.

NYSE: NAV
Q4 2014 Earnings – 12/16/2014
Outstanding Debt Balances
(in millions)
October 31,
2014
October 31,
2013
Manufacturing operations
Senior Secured Term Loan Credit Facility, as Amended, due 2017, net of unamortized discount of $3 and $4, respectively ................................................................................................ $ 694
$ 693
8.25% Senior Notes, due 2021, net of unamortized discount of $20 and $22, respectively ..........
1,180
1,178
3.00% Senior Subordinated Convertible Notes, due 2014, net of unamortized discount of $26 ... —
544
4.50% Senior Subordinated Convertible Notes, due 2018, net of unamortized discount of $19 and $23, respectively ...................................................................................................................... 181
177
4.75% Senior Subordinated Convertible Notes, due 2019, net of unamortized discount of $40 ...
371
—
Debt of majority-owned dealerships .............................................................................................. 30
48
Financing arrangements and capital lease obligations................................................................... 54
77
Loan Agreement related to 6.5% Tax Exempt Bonds, due 2040 ....................................................
225
225
Promissory Note ............................................................................................................................. 10
20
Financed lease obligations............................................................................................................. 184
218
Other ...............................................................................................................................................
29
39
Total Manufacturing operations debt ......................................................................................
2,958
3,219
Less: Current portion ...................................................................................................................... 100
658
Net long-term Manufacturing operations debt ........................................................................
$ 2,858
$ 2,561
(in millions)
October 31,
2014
October 31,
2013
Financial Services operations
Asset-backed debt issued by consolidated SPEs, at fixed and variable rates, due serially through 2019 .................................................................................................................................. $ 914
$ 778
Bank revolvers, at fixed and variable rates, due dates from 2014 through 2020 ...........................
1,242
1,018
Commercial paper, at variable rates, program matures in 2015 ..................................................... 74
21
Borrowings secured by operating and finance leases, at various rates, due serially through
2018 ................................................................................................................................................ 36
49
Total Financial Services operations debt .................................................................................
2,266
1,866
Less: Current portion .....................................................................................................................
1,195
505
Net long-term Financial Services operations debt .................................................................. $
1,071
$ 1,361

NYSE: NAV
Q4 2014 Earnings – 12/16/2014
SEC Regulation G Non-GAAP Reconciliation
SEC Regulation G Non-GAAP Reconciliation
The financial measures presented below are unaudited and not in accordance with, or an alternative for, financial measures presented in accordance with U.S. generally accepted accounting principles ("GAAP"). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP and are reconciled to the most appropriate GAAP number below.
Earnings (loss) Before Interest, Income Taxes, Depreciation, and Amortization (“EBITDA”):
We define EBITDA as our consolidated net income (loss) from continuing operations attributable to Navistar International
Corporation, net of tax, plus manufacturing interest expense, income taxes, and depreciation and amortization. We believe EBITDA provides meaningful information to the performance of our business and therefore we use it to supplement our GAAP reporting. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results.
Adjusted EBITDA:
We believe that adjusted EBITDA, which excludes certain identified items that we do not consider to be part of our ongoing business, improves the comparability of year to year results, and is representative of our underlying performance. Management uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliations, and  to provide an additional measure of performance.
Manufacturing Cash, Cash Equivalents, and Marketable Securities:
Manufacturing cash, cash equivalents, and marketable securities represents the Company’s consolidated cash, cash equivalents, and marketable securities excluding cash, cash equivalents, and marketable securities of our financial services operations. We include marketable securities with our cash and cash equivalents when assessing our liquidity position as our investments are highly liquid in nature. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of our ability to meet our operating requirements, capital expenditures, equity investments, and financial obligations.
Structural costs consists of Selling, general and administrative expenses and Engineering and product development costs.

NYSE: NAV
Q4 2014 Earnings – 12/16/2014
SEC Regulation G Non-GAAP Reconciliations
Manufacturing segment cash and cash equivalents and marketable securities reconciliation:
2008

2009

2010

2011

2012

2013

2014
(in millions) Jan. 31,
Jan. 31,
Jan. 31,
Jan. 31,
Jan. 31,
Jan. 31,
Jan. 31,
Apr 30,
Jul. 31,
Oct. 31,
Manufacturing Operations:

Cash and cash equivalents ............ $ 512
$ 433
$ 618
$ 372
$ 418
$ 438
$ 503
$ 563
$ 517
$ 440
Marketable securities .................... 21
149
50
390
419
751
596
497
581
578
Manufacturing Cash and cash
equivalents and Marketable
$ 533
$ 582
$ 668
$ 762
$ 837
$ 1,189
$ 1,099
$ 1,060
$ 1,098
$ 1,018

Financial Services Operations:
Cash and cash equivalents ............ $ 82
$ 64
$ 72
$ 27
$ 70
$ 59
$ 46
$ 31
$
30
$ 57
Marketable securities .................... —
—
—
20
20
20
34
37
37
27
Financial Services Cash and cash
equivalents and Marketable
$ 82
$ 64
$ 72
$ 47
$ 90
$ 79
$ 80
$ 68
$ 67
$ 84

Consolidated Balance Sheet
Cash and cash equivalents ............ $ 594
$ 497
$ 690
$ 399
$ 488
$ 497
$ 549
$ 594
$ 547
$ 497
Marketable securities .................... 21
149
50
410
439
771
630
534
618
605
Consolidated Cash and cash
equivalents and Marketable
$ 615
$ 646
$ 740
$ 809
$ 927
$ 1,268
$ 1,179
$ 1,128
$ 1,165
$ 1,102

NYSE: NAV
Q4 2014 Earnings – 12/16/2014
Quarter Ended
October 31, 2014 (in millions)
EBITDA (reconciled above)
................................................................................................................................
$ 66
Less significant items of:
Adjustments to pre-existing warranties* ........................................................................................................
(10)
Brazil truck business actions* ........................................................................................................................ 29
Foundry actions* ............................................................................................................................................
27
Other restructuring charges and strategic initiatives* .................................................................................... 4
50
Adjusted EBITDA ................................................................................................ ..............................................
$ 116
SEC Regulation G Non-GAAP Reconciliations
Earnings (loss) before interest, taxes, depreciation, and amortization ("EBITDA") reconciliation
Quarters Ended               Years Ended
October 31, October 31,
(in millions) 2014 2013 2014 2013
Loss from continuing operations attributable to NIC, net of tax………………………… $ (72) $ (153) $ (622) $ (857)
Plus:
Depreciation and amortization expense…………………………………………….. 76 87 332 417
Manufacturing interest expense
(A)
…………………………………………...........… 61 63 243 251
Less:
Income tax benefit (expense)……………………………………………………….. (1) 224 (26) 171
EBITDA…………………………………………………………………………………. $ 66 $ (227) $ (21) $ (360)
______________________
Quarters Ended
October 31,
Years Ended
October 31,
(in millions) 2014 2013
2014 2013
Interest
Expense………………………………………………………….………....
80 81 $ 314 $ 321
Less: Financial services interest expense………………….…………………..…………… 19 18 71 70
Manufacturing interest
expense...…………………………………………………….
$ 61 $ 63 $ 243 $ 251
Adjusted EBITDA reconciliation:
______________________
* For more detail on the items noted, please see slides 35-36 footnotes (B), (C), (D), and (G)
(A) Manufacturing interest expense is the net interest expense primarily generated for borrowings that support the manufacturing and corporate operations, adjusted to eliminate intercompany interest expense with our Financial Services segment. The following table reconciles Manufacturing interest expense to the consolidated interest expense:

NYSE: NAV
Q4 2014 Earnings – 12/16/2014
Quarters Ended               October 31, Year Ended October 31,
(in millions) 2014 2013 2014 2013
Expense (income):
Brazil engine reporting unit impairment charges (A) $ — $ — $ 149 $ —
Adjustments to pre-existing warranties (B) (10) 152 55 404
Brazil truck business actions (C) 29 — 29 —
Foundry actions (D) 27 — 27 —
Continental Mixer asset impairment (E) — — 19 —
Canadian FSCO Tribunal Ruling (F) — — 14 —
Restructuring charges and other strategic initiatives (G) 4 — 22 25
Brazilian tax adjustments (H) (16) — 13 —
North America asset impairment charges (I) — 80 — 97
Monaco RV divestiture (J) — — — 24
Charges for non-conformance penalties (K) — 7 2 36
Accelerated depreciation (L) — 2 — 41
Mahindra Joint Ventures divestiture (M) — — — (26)
Intraperiod tax allocation (N) — (220) — (220)
Legal settlement (O) — — — (35)
Bison divestiture (P) — — — (16)
Significant Items Included Within Our Results
______________________
(A) In the second quarter of 2014, the Global Operations segment recorded asset impairment charges of $149 million for the impairment of certain intangible assets of our Brazilian engine reporting unit.
(B) Adjustments to pre-existing warranties reflect changes in our estimate of warranty costs for products sold in prior periods.
(C) In the fourth quarter of 2014 our Global Operations segment recorded approximately $29 million in charges to the right size the Brazil Truck business these charge primarily related to inventory.
(D) In the fourth quarter of 2014 the North America Truck segment recorded $11 million of charges related to our anticipated exit from our Indianapolis,
Indiana foundry facility and certain assets in our Waukesha, Wisconsin foundry operations which were impaired and certain other charges were recorded. The charges included $13 million of restructuring charges, $7 million of fixed asset impairment charges and $7 million of charges for inventory reserves.
(E) In 2014 , the North America Truck segment recorded impairment charges related to certain amortizing intangible assets and long-lived assets which were determined to be fully impaired.
(F) In the third quarter of 2014, the North America Truck segment recorded $14 million of charges related to the 2011 closure of its Chatham, Ontario plant, based on a ruling received from the Financial Services Tribunal in Ontario Canada.

NYSE: NAV
Q4 2014 Earnings – 12/16/2014
Significant Items Included Within Our Results
(G) In 2014 the Company recorded additional restructuring charges related to cost reduction actions that included a reduction-in-force in the U.S and Brazil. In
2013 the Company recorded additional restructuring charges related to cost reduction actions that included a reduction-in-force in the U.S.
(H) In the second quarter of 2014, our evaluation of the realizability of our Brazilian deferred tax assets resulted in a determination that a valuation allowance was required. As a result, we recorded an income tax expense of $29 million, reflecting the establishment of the valuation allowance, and the tax impact of the impairment of certain intangible assets. In the fourth quarter of 2014, we recorded an offsetting benefit of $16 million to reflect a tax law change in
Brazil that allowed us to utilize a portion of the net operating loss carryforwards to satisfy other taxes.
(I) In 2013, the North America Truck segment recognized asset impairment charges consisting of: $77 million related to the impairment of the North America
Truck segment's entire goodwill balance, which was recorded in the fourth quarter of 2013, and $20 million which were primarily the result of our ongoing evaluation of our portfolio of assets to validate their strategic and financial fit, which led to the discontinuation of certain engineering programs related to products that were determined to be outside of our core operations or not performing to our expectations.
(J) In May 2013, the Company divested substantially all of its interest in the operations of Monaco. As a result of the divestiture, charges of $24 million relating to the impairment of certain assets and the expected loss from the divestiture were recognized and are included in the Loss from discontinued operations.
(K) The North America Truck segment recorded charges for non-conformance penalties, primarily for certain 13L engine sales.
(L) Of the total charges for accelerated depreciation in 2013, $21 million, which included the $2 million recognized in the fourth quarter of 2013, were primarily related to certain assets affected by the discontinuation of certain engine programs, particularly the MaxxForce15L, and $20 million was related to certain assets related to the closure of our Garland Facility.
(M) In the second quarter of 2013, the Company sold its stake in the Mahindra Joint Ventures to Mahindra for $33 million and the Global Operations segment recognized a gain of $26 million.
(N) In the fourth quarter of 2013, the Company met the criteria necessary to apply the exception within the intraperiod tax allocation rules, since it incurred a loss from continuing operations and income was recognized in both Total other comprehensive income (loss) and Additional paid in capital.
As a result, an
income tax benefit of $220 million was recorded in Income tax benefit (expense) related to continuing operations and an offsetting tax expense of $212 million and $8 million in Total other comprehensive income (loss)
and Additional paid in capital, respectively.
(O) In the first quarter of 2013 as a result of the legal settlement with Deloitte and Touche LLP, the Company received cash proceeds of $35 million.
(P) In the first quarter of 2013, as a result of the divestiture of Bison the company recognized a gain of $16 million.
The above items, except for the Brazilian tax adjustments, did not have a material impact on taxes due to the valuation allowances on our U.S. and Brazil deferred tax assets.